EXHIBIT 99.1

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)

Consolidated Financial Statements
For The Years Ended March 31, 2009 And 2008

(With Report of Independent Registered Public Accounting Firm Thereon)

ZYCPA COMPANY LIMITED

Certified Public Accountants

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
China Shoe Holdings, Inc.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)

We have audited the accompanying consolidated balance sheets of China Shoe Holdings, Inc. (formerly Extra Ease Limited and EATware Intellectual Properties Limited) and its subsidiaries (“the Company”) as of March 31, 2009 and 2008 and the related consolidated statements of operations and comprehensive loss, cash flows and stockholders’ deficit for the years ended March 31, 2009 and 2008. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2009 and 2008 and the results of operations and cash flows for the years ended March 31, 2009 and 2008 and in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred substantial losses and has a capital deficit, all of which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

ZYCPA Company Limited
(Formerly Zhong Yi (Hong Kong) C.P.A. Company Limited)
Certified Public Accountants

Hong Kong, China
July 13, 2009

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2009 and 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	As of March 31,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$5,092	$53,863
Accounts receivable, net	142,515	230,123
Accounts receivable, related parties	-	52,734
Inventories	3,243	4,184
Prepayments and other receivables	56,944	11,682

Total current assets	207,794	352,586

Non-current assets:
Intangible assets, net	-	1
Plant and equipment, net	3,726	4,183

TOTAL ASSETS	$211,520	$356,770

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Bank overdraft	$167,553	$-
Accounts payable, trade	218,163	127,568
Accounts payable, related parties	-	421,324
Note payable	374,169	-
Amount due to a director	1,202,847	1,321,606
Other payables and accrued liabilities	156,138	142,646

Total current liabilities	2,118,870	2,013,144

TOTAL LIABILITIES	2,118,870	2,013,144

Commitments and contingencies

Stockholders’ deficit:
Common stock, $0.001 par value; 2,000,000,000 shares authorized; 1,990,759,517 shares issued and outstanding as of March 31, 2009 and 2008	1,990,759	1,871,314
Additional paid-in capital	550,215	-
Accumulated other comprehensive income	579	8,498
Accumulated deficit	(4,448,903)	(3,536,186)

Total stockholders’ deficit	(1,907,350)	(1,656,374)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$211,520	$356,770

See accompanying notes to consolidated financial statements.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE YEARS ENDED MARCH 31, 2009 and 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Years ended March 31,
	2009	2008

REVENUES, NET
Product sales	$2,358,912	$1,119,731
Product sales, related parties	-	52,589

Total revenues, net	2,358,912	1,172,320

COST OF REVENUES
Cost of revenues	1,858,661	546,345
Cost of revenues, related parties	-	531,792

Total cost of revenues	1,858,661	1,078,137

GROSS PROFIT	500,251	94,183

Operating expenses:
Sales and marketing	116,582	471,813
Research and development	141,296	235,022
General and administrative	1,026,396	950,631

Total operating expenses	1,284,274	1,657,466

LOSS FROM OPERATIONS	(784,023)	(1,563,283)

Other income (expense):
Interest income	52	131
Interest expense	(9,301)	-

LOSS BEFORE INCOME TAX	(793,272)	(1,563,152)

Income tax expense	-	-

NET LOSS	$(793,272)	$(1,563,152)

Other comprehensive (loss) income:
- Foreign currency translation (loss) gain	(7,919)	4,715

COMPREHENSIVE LOSS	$(801,191)	$(1,558,437)

Net loss per share – Basic and diluted	$(0.00)	$(0.00)

Weighted average common shares outstanding – Basic and diluted	1,871,313,946	1,871,313,946

See accompanying notes to consolidated financial statements.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED MARCH 31, 2009 and 2008
(Currency expressed in United States Dollars (“US$”))

	Years ended March 31,
	2009	2008
Cash flows from operating activities:
Net loss	$(793,272)	$(1,563,152)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,791	1,496
Allowance for doubtful accounts	7,522	-
Impairment loss on intangible assets	1	-
Change in operating assets and liabilities:
Accounts receivable, trade	80,086	(178,966)
Accounts receivable, related parties	52,734	(52,734)
Inventories	941	(432)
Prepayments and other receivables	(45,262)	139,255
Accounts payable, trade	90,595	106,970
Accounts payable, related parties	(421,324)	421,324
Other payables and accrued liabilities	13,492	110,176

Net cash used in operating activities	(1,012,696)	(1,016,063)

Cash flows from investing activities:
Purchase of plant and equipment	(1,271)	(5,008)

Net cash used in investing activities	(1,271)	(5,008)

Cash flows from financing activities:
Net increase in bank overdraft	167,553	-
Proceeds from note payable	374,169	-
Advances from a director	431,456	1,062,799

Net cash provided by financing activities	973,178	1,062,799

Effect of exchange rate changes on cash and cash equivalents	(7,982)	4,716

NET CHANGE IN CASH AND CASH EQUIVALENTS	(48,771)	46,444

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	53,863	7,419

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,092	$53,863

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$-	$-
Cash paid for interest	$9,301	$-

NON-CASH INVESTING AND FINANCING TRANSACTIONS:
Forfeiture of the amount payable to a director	$550,215	$-

See accompanying notes to consolidated financial statements.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT
FOR THE YEARS ENDED MARCH 31, 2009 and 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Common stock		Additional	Accumulated other comprehensive	Accumulated	Total stockholders’
	No. of share	Amount	paid-in capital	(loss) income	deficit	deficit

Balance as of April 1, 2007	1,871,313,946	$1,871,314	$-	$3,783	$(1,973,034)	$(97,937)

Net loss for the year	-	-	-	-	(1,563,152)	(1,563,152)

Foreign currency translation adjustment	-	-	-	4,715	-	4,715

Balance as of March 31, 2008	1,871,313,946	1,871,314	-	8,498	(3,536,186)	(1,656,374)

Recapitalization and reverse acquisition	119,445,571	119,445	-	-	(119,445)	-

Forfeiture of the amount payable to a director	-	-	550,215	-	-	550,215

Net loss for the year	-	-	-	-	(793,272)	(793,272)

Foreign currency translation adjustment	-	-	-	(7,919)	-	(7,919)

Balance as of March 31, 2009	1,990,759,517	$1,990,759	$550,215	$579	$(4,448,903)	$(1,907,350)

See accompanying notes to consolidated financial statements.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

1.	ORGANIZATION AND BUSINESS BACKGROUND

China Shoe Holdings, Inc. (the “Company” or “CHSH”) was incorporated in the State of Nevada on January 24, 2005 as Indigo Technologies, Inc. On June 6, 2007, CHSH changed its name to China Shoe Holdings, Inc.

Business history

On March 31, 2009, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among (1) Extra Ease Limited (“Extra Ease”) and (2) Eatware Intellectual Properties Limited (“EWIP”), and (3) the shareholders of Extra Ease and EWIP.

Pursuant to the Exchange Agreement, the Company agreed to issue a total of 1,871,313,946 shares of its common stock, of which (i) 121,313,946 shares were issued to the shareholder of Extra Ease in exchange for 10,000 shares of Extra Ease, representing 100% of the issued and outstanding common stock of Extra Ease, and (ii) 1,750,000,000 shares were issued to the shareholders of EWIP in exchange for 50,000 shares of EWIP, representing 100% of the issued and outstanding common stock of EWIP. Immediately following completion of the share exchange transaction, the Company had a total of 1,990,759,517 shares of its common stock issued and outstanding.

On the closing date, the Company consummated the disposal of all of its subsidiaries to a third party. This disposal transaction was assumed to be completed as of the beginning of the periods presented in the accompanying consolidated financial statements.

Extra Ease is mainly engaged in the development and manufacturing of proprietary additives and trading of bio-degradable food containers and packaging products in Hong Kong and overseas. EWIP obtains the exclusive trademarks of “EATWARE”, registered and pending patent applications and technical know-how used in the production of certain bio-degradable food containers and packaging products.

The stock exchange transaction has been accounted for as a reverse acquisition and recapitalization of CHSH whereby Extra Ease and EWIP are deemed to be the accounting acquirers (legal acquirees) and CHSH to be the accounting acquiree (legal acquirer). The accompanying consolidated financial statements are in substance those of Extra Ease and EWIP, with the assets and liabilities, and revenues and expenses, of CHSH being included effective from the date of stock exchange transaction. CHSH is deemed to be a continuation of the business and operations of Extra Ease and EWIP. Accordingly, the accompanying consolidated financial statements include the following:

(1)	the balance sheet consists of the net assets of the accounting acquirer at historical cost and the net assets of the accounting acquiree at historical cost;

(2)
the financial position, results of operations, and cash flows of the accounting acquirer for all periods presented as if the recapitalization had occurred at the beginning of the earliest period presented and the operations of the accounting acquiree from the date of stock exchange transaction.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

Description of subsidiaries

As of March 31, 2009, details of the Company’s subsidiaries are described below:

Name of subsidiaries	Place and date of incorporation	Particulars of issued/ registered share capital	Principal activities

Extra Ease Limited (“Extra Ease”)	British Virgin Islands, January 2, 2008	10,000 issued share of US$1 each	Investments holding

Eatware Global Corp. (“EGC”)	British Virgin Islands, March 31, 2006	1 issued share of US$1 each	Investments holding

EATware Intellectual Properties Limited (“EWIP”)	British Virgin Islands, December 15, 2006	1 issued share of US$1 each	Development of technical know-how and patents

Eatware Far East Limited (“EFEL”)	Hong Kong, January 26, 2007	1 issued share of HK$1 each	Trading of foodwares and containers

Eatware International Limited (“EIL”)	British Virgin Islands, December 15, 2006	1 issued share of US$1 each	Trading of foodwares and packaging products

Rongbao (Nantong) Environmental Co., Ltd (“RBNT”)	The People’s Republic of China, June 22, 2005	US$100,000	Manufacture and development of proprietary additives

Eatware Assets Management Limited (“EAML”)	Hong Kong, September 1, 2008	1 issued share of HK$1 each	Investments holding

Substantially all of its operations are conducted by its subsidiaries in Hong Kong and the People's Republic of China ("PRC").

The Company and its subsidiaries are hereinafter referred to as (the "Company").

2.	GOING CONCERN UNCERTAINTIES

These consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

For the year ended March 31, 2009, the Company incurred a net loss of $793,272 with the accumulated deficit of $4,448,903 and suffered from a negative operating cash flow of $1,012,696. The continuation of the Company is dependent upon the continuing financial support of its shareholders and obtaining additional financing, generating significant revenue and achieving profitability. The actions involve certain cost-saving initiatives and growing strategies. As a result, the consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the Company’s ability to continue as a going concern.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

●	Use of estimates

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the years reported. Actual results may differ from these estimates.

●	Basis of consolidation

The consolidated financial statements include the financial statements of CHSH and its subsidiaries.

All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

●	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Accounts receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customers’ current credit worthiness and the economic environment.

As of March 31, 2009 and 2008, the Company recorded the allowance for doubtful accounts of $7,548 and $0, respectively.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

●	Inventories

Inventories are stated at the lower of cost or market (net realizable value), cost being determined on a weighted average method. Costs mainly represent the cost of raw material of proprietary additives. The Company quarterly reviews historical sales activity to determine excess, slow moving items and potentially obsolete items and also evaluates the impact of any anticipated changes in future demand. The Company provides inventory allowances based on excess and obsolete inventories determined principally by customer demand. As of March 31, 2009 and 2008, no allowance for obsolete inventories was required.

●	Intangible assets

Intangible assets include the trademarks, registered and pending patent applications and technical know-how obtained from a related party at the acquisition cost. Technical know-how includes secret formulas, manufacturing processes, technical and procedural manuals to manufacture bio-degradable food containers and packaging products.

Amortization of these intangible assets is provided on the basis over their estimated useful lives ranging from 7 to 50 years, using the straight-line method.

●	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

Depreciable life
Leasehold improvement	Term of the lease (2 years)
Furniture, fixtures and office equipment	4 to 5 years

Expenditure for repairs and maintenance is expensed as incurred. When assets have retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

●	Valuation of long-lived assets

Long-lived assets primarily include plant and equipment and intangible assets. In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company periodically reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives are no longer appropriate. Each impairment test is based on a comparison of the undiscounted cash flows to the recorded value of the asset. If an impairment is indicated, the asset is written down to its estimated fair value based on a discounted cash flow analysis. Determining the fair value of long-lived assets includes significant judgment by management, and different judgments could yield different results.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

During the year ended March 31, 2009, the Company performed the impairment test for recoverability and recorded an impairment charge of $1 to fully write down the carrying amount of intangible assets to zero.

●	Revenue recognition

In accordance with the SEC’s Staff Accounting Bulletin No. 104, “Revenue Recognition”, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.

(a)	Product sales

Revenue is recognized when products are delivered to the customers. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. In instances where products are configured to customer requirements, revenue is recorded upon the successful completion of the Company’s final test procedures and the customer’s acceptance.

The Company is subject to valued-added tax ("VAT") under the PRC tax law which is levied on the majority of the products at the rate of 17% on the invoiced value of sales. Output VAT is borne by customers in addition to the invoiced value of sales and input VAT is borne by the subsidiaries in addition to the invoiced value of purchases to the extent not refunded for export sales.

(b)	Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

●	Advertising cost

Advertising costs are expensed as incurred under SOP 93-7, “Reporting for Advertising Costs”. $14,211 and $22,158 of advertising expenses were incurred for the years ended March 31, 2009 and 2008, respectively.

●	Comprehensive loss

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying consolidated statements of stockholder’s deficit consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

●	Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statements of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company also adopts the provisions of the Financial Accounting Standards Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. The adoption of FIN 48 did not have a significant impact on the Company’s consolidated financial statements.

The Company conducts major businesses in the PRC and Hong Kong and is subject to taxes in these jurisdictions. As a result of its business activities, the Company files tax returns that are subject to examination by the local and foreign tax authorities.

●	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the consolidated statement of operations.

The reporting currency of the Company is the United States dollar ("US$"). The Company’s subsidiaries operating in Hong Kong maintain their books and record in its local currency, Hong Kong Dollars ("HK$") while one subsidiary operating in the PRC maintains its books and records in its local currency, Renminbi Yuan ("RMB"), which are functional currencies as being the primary currency of the economic environment in which these entities operate.

In general, assets and liabilities are translated into US$, in accordance with SFAS No. 52, “Foreign Currency Translation”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the consolidated statement of stockholders’ deficit.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

Translation of amounts from HK$ and RMB into US$1 has been made at the following exchange rates for the respective year:
	2009	2008
Year end RMB:US$ exchange rate	6.8456	7.0222
Average rates RMB:US$ exchange rate	6.9367	7.4695
Year end HK$:US$ exchange rate	7.7505	7.7827
Average rates HK$:US$ exchange rate	7.7773	7.7993

●	Retirement plan costs

Contributions to retirement schemes (which are defined contribution plans) are charged to general and administrative expenses in the statements of operation and comprehensive loss as and when the related employee service is provided.

●	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●	Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in the financial statements. During 2009 and 2008, the Company operates two reportable segments in Hong Kong and the PRC.

●	Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily consist of cash and cash equivalents, accounts receivable, prepayments and other receivables, accounts payable, note payable, amount due to a director, other payables and accrued liabilities.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short term maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

●	Recent accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In September 2006, the Financial Accounting Standard Board (“FASB”) issued SFAS No. 157, “Fair Value Measurements” ("SFAS No. 157"). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurement where the FASB has previously determined that under those pronouncements fair value is the appropriate measurement. This statement does not require any new fair value measurements but may require companies to change current practice. This statement is effective for those fiscal years beginning after November 15, 2007 and to the interim periods within those fiscal years. The Company believes that SFAS No. 157 should not have a material impact on the financial position or results of operations

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” ("SFAS No. 159"). SFAS No. 159 permits entities to choose to measure, on an item-by-item basis, specified financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are required to be reported in earnings at each reporting date. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, the provisions of which are required to be applied prospectively. The Company believes that SFAS No. 159 should not have a material impact on the financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), "Business Combinations" ("SFAS No. 141R"). SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations the Company engages in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company believes that SFAS No. 141R should not have a material impact on the financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51" ("SFAS No. 160"). SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. It shall be applied prospectively as of the beginning of the fiscal year in which it is initially adopted. The Company will adopt the provisions of SFAS No. 160 beginning April 1, 2009, and do not anticipate it to have a material effect on its financial position, results of operations, or cash flows.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"). SFAS No. 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60” ("SFAS No. 163"). SFAS No. 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS No. 163 on its financial statements but does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

Also in May 2008, the FASB issued FSP APB 14-1, “Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement)” ("FSP APB 14-1"). FSP APB 14-1 applies to convertible debt securities that, upon conversion, may be settled by the issuer fully or partially in cash. FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years after December 15, 2008, and must be applied on a retrospective basis. Early adoption is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

In June 2008, the FASB issued FASB Staff Position ("FSP") EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the earnings allocation in computing earnings per share under the two-class method as described in SFAS No. 128, “Earnings per Share”. Under the guidance of FSP EITF 03-6-1, unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings-per-share pursuant to the two-class method. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and all prior-period earnings per share data presented shall be adjusted retrospectively. Early application is not permitted. The Company does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

Also in June 2008, the FASB ratified EITF No. 07-5, “Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity's Own Stock” ("EITF 07-5"). EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early application is not permitted. The Company is assessing the potential impact of this EITF 07-5 on the financial condition and results of operations and does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

In December 2008, the FASB issued Staff Position (“FSP”) No. 140-4 and FIN 46(R)-8, “Disclosures by Public Entities about Transfers of Financial Assets and Interests in Variable Interest Entities”. The purpose of this FSP is to promptly increase disclosures by public entities and enterprises until the pending amendments to SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, ("SFAS No. 140") and FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities”, ("FIN 46(R)") are finalized and approved by the FASB. The FSP is effective for reporting periods (interim and annual) ending after December 15, 2008. This adoption did not have any impact on the consolidated financial statements.

On January 12, 2009, the FASB issued FSP EITF 99-20-01, “Amendment to the Impairment Guidance of EITF Issue No. 99-20”. This FSP amends the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to be Held by a Transferor in Securitized Financial Assets,” to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” and other related guidance. The FSP is shall be effective for interim and annual reporting periods ending after December 15, 2008, and shall be applied prospectively. Retrospective application to a prior interim or annual reporting period is not permitted. The Company does not believe this pronouncement will impact its financial statements.

On April 1, 2009, the FASB issued FSP 141(R)-1, “Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies” ("FSP 141R-1"). FSP 141R-1 amends and clarifies SFAS No. 141R to address application issues associated with initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. FSP 141R-1 is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company will apply the provisions of FSP 141R-1 to future acquisitions.

On April 9, 2009, the FASB issued FSP SFAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased. This FSP re-emphasizes that regardless of market conditions the fair value measurement is an exit price concept as defined in SFAS No. 157. This FSP clarifies and includes additional factors to consider in determining whether there has been a significant decrease in market activity for an asset or liability and provides additional clarification on estimating fair value when the market activity for an asset or liability has declined significantly. FSP SFAS 157-4 is applied prospectively to all fair value measurements where appropriate and will be effective for interim and annual periods ending after June 15, 2009. The adoption of FSP SFAS 157-4 is not expected to have a material impact on the Company’s consolidated financial statements or results of operations.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

On April 29, 2009, the FASB issued FSP SFAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments.” This FSP which amends SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” to require publicly-traded companies, as defined in APB Opinion No. 28, “Interim Financial Reporting,” to provide disclosures on the fair value of financial instruments in interim financial statements. FSP SFAS 107-1 and APB 28-1 are effective for interim periods ending after June 15, 2009. The adoption of FSP SFAS 107-1 is not expected to have a material impact on the Company’s consolidated financial statements or results of operations.

4.	TRADE ACCOUNTS RECEIVABLE

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, the Company provided the allowance for doubtful accounts of $7,522 and $0 for the years ended March 31, 2009 and 2008.

	As of March 31,
	2009	2008

Accounts receivable, trade	$150,063	$230,123
Less: allowance for doubtful accounts	(7,548)	-

Accounts receivable, net	$142,515	$230,123

5.	PREPAYMENTS AND OTHER RECEIVABLES

Prepayments and other receivables consisted of the followings:

	As of March 31,
	2009	2008

Prepayments	$6,101	$2,542
Utility deposits	50,736	9,087
Other receivables	107	53

	$56,944	$11,682

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

6.	INTANGIBLE ASSETS

In January 2007, the Company entered into the Deeds of Assignment with two related companies which were previously controlled by the director of the Company pursuant to which the Company acquired exclusive trademarks of “EATWARE”, registered and pending patent applications, technical know-how used in the production of bio-degradable food containers and packaging products for a consideration of $1.

Management performs impairment testing annually and more frequently if factors and circumstances indicate an impairment may have occurred. Intangible assets with finite lives will continue to be amortized over their estimated useful lives.

In accordance with SFAS No. 144, the Company reviewed its annual impairment test on the intangible assets and concluded that the decline in expected future benefits from these intangible assets was sufficient to result in an impairment loss of $1.

7.	PLANT AND EQUIPMENT, NET

Plant and equipment consisted of the following:

	As of March 31,
	2009	2008

Leasehold improvement	$655	$655
Furniture, fixtures and office equipment	6,430	5,159
Foreign translation difference	112	4
	7,197	5,818
Less: accumulated depreciation	(3,426)	(1,631)
Less: foreign translation difference	(45)	(4)

Plant and equipment, net	$3,726	$4,183

Depreciation expense for the years ended March 31, 2009 and 2008 were $1,791 and $1,496, respectively.

For the years ended March 31, 2009 and 2008, the Company tested for impairment in accordance with the SFAS No.142 and no impairment charge was required.
8.	BANK OVERDRAFT

In May 2008, the Company obtained an overdraft facility with Dah Sing Bank with the available balance of $167,553 (equivalent to HK$1,300,000). The overdraft facility carried interest at a rate of 0.5% per annum over Hong Kong prime rate, payable monthly. Weighted average interest rate approximated 5.75% per annum for the year ended March 31, 2009. This facility was secured by real property held by and personally guaranteed by Mr. Jonathan W L So, the director of the Company. The overdraft facility is subject to be extended or renewed at the option of the bank.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

9.	NOTE PAYABLE TO A NON-RELATED PARTY

As of March 31, 2009, the Company obtained an advance of $374,169 from a non-related party, which carried interest rate of 7% per annum, was unsecured and repayable on demand.

10.	AMOUNT DUE TO A DIRECTOR

As of March 31, 2009 and 2008, $1,202,847 and $1,321,606 due to a director, Mr. Jonathan W L So represented temporary advances to the Company which was unsecured and interest-free with no fixed repayment term. The imputed interest on the amount due to a director was not significant.

11.	OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities consisted of the followings:

	As of March 31,
	2009	2008

Accrued expenses	$120,032	$102,102
Customers deposit	23,520	36,416
Other tax payable	462	352
Other payables	12,124	3,776

	$156,138	$142,646

12.	CAPITAL TRANSACTIONS

(a)       Common stock

On December 30, 2008, the Company approved and filed a Certificate of Change with the Nevada Secretary of State to increase the number of shares of common stock which it is authorized to issue from 300,000,000 shares, par value $0.001 per share to 2,000,000,000 shares, par value $0.001 per share.

On March 31, 2009, the Company entered into a stock exchange transaction and issued an aggregate 1,871,313,946 shares of common stock.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

As of March 31, 2009, the number of authorized and outstanding shares of the Company’s common stock was 2,000,000,000 shares and 1,990,759,517 shares, respectively.

(b)       Additional paid-in capital

For the year ended March 31, 2009, the Company approved the forfeiture of amount due to a director, Mr. Jonathan W L So, totaling $550,215 and charged as a credit to additional paid-in capital.

13.	INCOME TAXES

For the years ended March 31, 2009 and 2008, the local (“United States of America”) and foreign components of loss before income tax were comprised of the following:

	Years ended March 31,
	2009	2008
Tax jurisdictions from:
Local	$-	$-
Foreign	(793,272)	(1,563,152)

Loss before income tax	$(793,272)	$(1,563,152)

The effective tax rate in the years presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rates. The Company has subsidiaries that operate in various countries: Hong Kong and the PRC that are subject to tax in the jurisdictions in which they operate, as follows:

United States of America

CHSH is registered in the State of Nevada and is subjected to United States of America tax law.

As of March 31, 2009, the operation in the United States of America did not incur net operating losses available for federal tax purposes, which are available to offset future taxable income.

British Virgin Islands

Under the current laws of the BVI, Extra Ease, EGC, EWIP and EIL are not subject to tax on income or profit.

Hong Kong

EFEL and EAML are subject to Hong Kong Profits Tax at the statutory rate of 16.5% and 17.5% on the assessable income for the years ended March 31, 2009 and 2008, respectively. For the years ended March 31, 2009 and 2008, its operating subsidiaries in Hong Kong incurred an operating loss of $835,912 and $1,107,095 for income tax purposes and were exempted from Hong Kong Profits Tax.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

The PRC

The Company’s subsidiary, RBNT operating in the PRC is subject to the Corporate Income Tax governed by the Income Tax Law of the People’s Republic of China, at a unified statutory rate of 25%. Under the PRC Income Tax, RBNT is qualified as a foreign investment enterprise and is exempted from income tax for the first two profit making years with a 50% exemption of income tax for the next three years. For the years ended March 31, 2009 and 2008, RBNT was exempted from the PRC Income Tax due to the cumulative operating losses.

The following table sets forth the significant components of the aggregate net deferred tax assets and liabilities of the Company as of March 31, 2009 and 2008:

	As of March 31,
	2009	2008
Deferred tax liabilities:
Depreciation	$294	$286

Deferred tax assets:
Net operating loss carryforwards	329,222	188,889
Total net deferred tax assets	328,928	188,603
Less: valuation allowance	(328,928)	(188,603)

Net deferred tax assets	$-	$-

As of March 31, 2009 and 2008, the Company had approximately $1,978,796 and $1,133,259 of the cumulative tax losses which can be carried forward indefinitely to offset future taxable income. The deferred tax assets for the Company as of March 31, 2009 and 2008 consisted mainly of tax losses and for which a full valuation allowance has been provided, as the management believes it is more likely than not that these assets will not be realized in the future.

Management believes that it is more likely than not that the deferred tax assets will not be fully realizable in the future. Accordingly, the Company provided for a full valuation allowance against its deferred tax assets of $328,928 and $188,603 as of March 31, 2009 and 2008, respectively. During 2009, the valuation allowance increased by $140,325, primarily relating to net operating loss carryforwards from the foreign tax regime.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

14.	RELATED PARTY TRANSACTIONS

		Years ended March 31,
		2009	2008

Sale of goods to a related company	(a)	$-	$52,589
Purchase of goods from a related company	(b)	-	531,792
Rental charge reimbursed by a related company	(c)	137,602	128,071
Rental expenses to a related company	(d)	-	376
Consultancy fees paid to a related company	(e)	$50,626	$406,597

(a)	For the year ended March 31, 2008, the Company sold its products to a related company which is controlled by the director of the Company at its current market value in a normal course of business.

(b)
For the year ended March 31, 2008, the Company purchases certain products for re-sale from a related company which is controlled by the director of the Company at its current market value in a normal course of business.

(c)
For the years ended March 31, 2009 and 2008, the Company leased out some portion of the office premises to and partially reimbursed rental charge by a related company which is controlled by the director of the Company, at the market price in accordance with the lease agreement in a normal course of business.

(d)
For the year ended March 31, 2008, the Company leased some portion of the office premises from related companies which is controlled by the director of the Company, at the market price in accordance with the lease agreement in a normal course of business.

(e)
For the years ended March 31, 2009 and 2008, the Company paid consultancy service to a related company which is controlled by the director of the Company, at its fair value in a normal course of business.

15.	PENSION PLANS

Hong Kong

The Company’s operating subsidiaries in Hong Kong participate in a defined contribution pension scheme under the Mandatory Provident Fund Schemes Ordinance “MPF Scheme” for all its eligible employees in Hong Kong.

The MPF Scheme is available to all employees aged 18 to 64 with at least 60 days of service in the employment in Hong Kong. Contributions are made by The Company’s subsidiaries operating in Hong Kong at 5% of the participants’ relevant income with a ceiling of HK$20,000. The participants are entitled to 100% of the Company’s contributions together with accrued returns irrespective of their length of service with The Company, but the benefits are required by law to be preserved until the retirement age of 65. The total contributions made for MPF Scheme were $19,557 and $26,757 for the years ended March 31, 2009 and 2008, respectively.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

The PRC

Under the PRC Law, full-time employees of RBNT, a subsidiary in the PRC are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan. The Company’s subsidiary in the PRC is required to accrue for these benefits based on certain percentages of the employees’ salaries.

The aggregate amount of such employee benefits were $1,036 and $263 for the years ended March 31, 2009 and 2008.

16.      STATUTORY RESERVE

Under the PRC Law, its operating subsidiary in the PRC, RBNT is required to make appropriations to the statutory reserve based on after-tax net earnings and determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory reserve should be at least 10% of the after-tax net income until the reserve is equal to 50% of the registered capital. The statutory reserve is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation.

For the years ended March 31, 2009 and 2008, RBNT made no appropriations to the reserve due to its operating loss.

17.	SEGMENT INFORMATION

(a)      Business segment reporting

The Company’s business units have been aggregated into two reportable segments, as defined by SFAS No. 131:

●	Additive Business – sales and manufacture of proprietary additives in the PRC

●	Foodware Business – trading of food containers and packaging products in Hong Kong and overseas

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 3). The Company had no inter-segment sales for the years ended March 31, 2009 and 2008. The Company’s reportable segments are strategic business units that offer different products and services. They are managed separately based on the different technology and marketing strategies of each business unit for making internal operating decisions.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

Summarized financial information concerning the Company’s reportable segments is shown in the following table for the years ended March 31, 2009 and 2008:

	Year ended March 31, 2009
	Additive Business	Foodware Business	Total

Operating revenues	$146,664	$2,212,248	$2,358,912
Cost of revenues	(137,253)	(1,721,408)	(1,858,661)
Gross profit	9,411	490,840	500,251
Depreciation	160	1,631	1,791
Net loss	$(9,626)	$(783,646)	$(793,272)

Expenditure for long-lived assets	$-	$1,271	$1,271

	Year ended March 31, 2008
	Additive Business	Foodware Business	Total

Operating revenues	$102,118	$1,070,202	$1,172,320
Cost of revenues	(102,376)	(975,761)	(1,078,137)
Gross (loss) profit	(258)	94,441	94,183
Depreciation	148	1,348	1,496
Net loss	$(11,600)	$(1,551,552)	$(1,563,152)

Expenditure for long-lived assets	$-	$5,008	$5,008

(b)       Geographic segment reporting

In respect of geographical segment reporting, sales are based on the country in which the customer is located, as follows:

	Years ended March 31,
	2009	2008
By regions:
North America	$1,640,672	$632,404
Asia	501,817	377,241
Europe	132,006	148,384
Others	84,417	14,291

Total revenue, net	$2,358,912	$1,172,320

As of March 31, 2009, 11% of the Company’s long-lived assets were located in the PRC and 89% in Hong Kong.

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

18.	CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)       Major customers

For the year ended March 31, 2009, one customer represented more than 10% of the Company’s revenue. This customer accounts for 45% of revenue amounting to $1,052,886 with $0 of accounts receivable.

The following is a table summarizing the revenue from customers that individually represent greater than 10% of the total revenue for the year ended March 31, 2008 and their outstanding balances at year-end date:

		Year ended March 31, 2008			March 31, 2008
		Revenues	Percentage of revenues		Accounts receivable, trade

Customer A		$433,300	37%		$161,750
Customer B		126,477	11%		21,201
Customer C		119,905	10%		-

	Total:	$679,682	58%	Total:	$182,951

(b)       Major vendors

The following is a table summarizing the purchase from vendors that individually represent greater than 10% of the total purchase for the years ended March 31, 2009 and 2008 and their outstanding balances at year-end date:

		Year ended March 31, 2009			March 31, 2009
		Purchases	Percentage of purchases		Accounts payable, trade

Vendor A		$1,096,022	59%		$79,257
Vendor B		615,577	33%		105,844

	Total:	$1,711,599	92%	Total:	$185,101

		Year ended March 31, 2008			March 31, 2008
		Purchases	Percentage of purchases		Accounts payable, trade

Vendor A		$531,792	49%		$-
Vendor B		439,923	41%		95,494

	Total:	$971,715	90%	Total:	$95,494

CHINA SHOE HOLDINGS, INC.
(Formerly Extra Ease Limited and EATware Intellectual Properties Limited)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

(c)       Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

(d)       Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of net income for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of HK$ converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

(e)       Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

The Company’s interest-rate risk arises from bank overdraft. Bank overdraft at variable rates exposes the Company to cash flow interest rate risk. The Company manages interest rate risk by varying the issuance and maturity dates variable rate debt, limiting the amount of variable rate debt, and continually monitoring the effects of market changes in interest rates. As of March 31, 2009, borrowings under overdraft facility were at variable rates. The interest rates of overdraft facility are disclosed in Note 8.

19.	COMMITMENTS AND CONTINGENCIES

(a)       Operating lease commitments

The Company was committed under various non-cancelable operating leases with fixed monthly rentals, due September 2010. Costs incurred under these operating leases are recorded as rent expense and totaled approximately $36,398 and $30,977 for the years ended March 31, 2009 and 2008.

As of March 31, 2009, the Company has future minimum rental payments of $63,132 due under non-cancelable operating leases in the next 12 months.